UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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E COM VENTURES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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E Com Ventures, Inc.

251 International Parkway

Sunrise, Florida 33325

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On January 31, 2008

To our Shareholders:

The Annual Meeting of Shareholders of E Com Ventures, Inc. will be held at 2:00 p.m. on Thursday, January 31, 2008, at the E Com Ventures, Inc. Corporate Office, 251 International Parkway, Sunrise, Florida 33325, for the purpose of considering and acting upon the following:

1.	Election of five members to our Board of Directors to hold office until our 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm; and

3.	Any other matters that properly come before the Annual Meeting.

The Board of Directors is not aware of any other business scheduled for the Annual Meeting. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.

Shareholders of record at the close of business on December 14, 2007 are entitled to notice of, and to vote at, the Annual Meeting or at any postponements or adjournments of the Annual Meeting.

By Order of the Board of Directors,

/s/ Donovan Chin
Donovan Chin
Chief Financial Officer and Secretary

Sunrise, Florida

January 11, 2008

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

- i -

E COM VENTURES, INC.

ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

This Proxy Statement contains information related to our Annual Meeting of Shareholders to be held on, Thursday, January 31, 2008, beginning at 2:00 p.m., at the E Com Ventures, Inc. Corporate Office, 251 International Parkway, Sunrise, Florida 33325, and at any adjournments or postponements thereof. The approximate date that this Proxy Statement, the accompanying Notice of Annual Meeting and the enclosed Form of Proxy are first being sent to shareholders is January 11, 2008. You should review this information in conjunction with our Annual Report on Form 10-K, which accompanies this Proxy Statement.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors and ratification of the appointment of our independent registered public accounting firm. In addition, we will report on our performance during the fiscal year ended February 3, 2007 and respond to questions from our shareholders.

When are these materials being mailed?

This proxy statement and the form of proxy are being mailed starting on approximately January 11, 2008.

What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. The form of proxy card included with this proxy statement designates each of Donovan Chin and Joseph Bouhadana as proxies for our Annual Meeting.

What is a proxy statement?

It is a document that the Securities and Exchange Commission (“SEC”) regulations requires us to give you when we ask you to sign a proxy card designating individuals as proxies to vote on your behalf.

What is the difference between a shareholder of record and a shareholder who holds stock in street name?

If your shares are registered in your name, you are a shareholder of record. Owners of record receive their proxy materials from us. When you properly complete, sign and return your proxy card, you are instructing the named proxies to vote your shares in the manner you indicate on the proxy card.

If your shares are held in the name of your broker or other financial institution, which is usually the case if you hold your shares in a brokerage or similar account, your shares are help in “street name.” Your broker or other financial institution or its respective nominee is the shareholder of record for your shares. As the holder of record, only your broker, other institution or nominee is authorized to vote or grant a proxy for your shares. Accordingly, if you wish to vote your shares in person, you must contact your broker or other institution to obtain the authority to do so. Street name holders receive their proxy materials directly from their broker or other institution, not from the Company. When you properly complete, sign and return your proxy card, you are giving your broker, other financial institution or nominee instructions on how to vote the shares they hold for you.

What is the record date and what does it mean?

The record date for our Annual Meeting is December 14, 2007. The record date is established by the Board of Directors as required by law and the Company’s Articles of Incorporation and By-laws. Owners of record of common stock at the close of business on the “record date” are entitled to:

(a) receive notice of the meeting, and

(b) vote at the meeting and any adjournments or postponements of the meeting.

What are abstentions and broker non-votes?

An abstention occurs when a shareholder of record (which may be a broker or other nominee of a street name holder) is present at a meeting (or deemed present) but fails to vote on a proposal, indicates that the shareholder abstains from voting on the proposal, or withholds authority from proxies to vote for director nominees while failing to vote for other eligible candidates in their place. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the street name owner of the shares.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the record date, December 14, 2007, are entitled to receive notice of the Annual Meeting and to vote shares of our common stock that they held on the record date, or any postponements or adjournments of the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the Annual Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend. If your shares are held in the name of your broker or bank, you will need to bring a copy of a recent brokerage statement reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum for the meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting us to conduct business at the Annual Meeting. As of the record date, 3,059,041 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of a quorum, but will not be counted as votes cast “for” or “against” any given matter. An independent inspector of elections appointed for the annual meeting will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the Annual Meeting.

If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the Annual Meeting before an adjournment is taken.

How do I vote my shares?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the Annual Meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the Annual Meeting will need to obtain a proxy from the institution that holds their shares.

Can I vote by telephone or electronically?

The Company has not established procedures to allow telephone or electronic voting by shareholders of record, but may do so for future stockholder meetings if we determine that the added convenience to our shareholders would justify the additional costs to the Company associated with these voting methods.

Street name holders may vote by telephone or the Internet if their bank or broker makes those methods available, in which case your bank or broker will enclose the instructions with this proxy statement.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. You may also change your vote by attending the Annual Meeting in person and voting. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and vote, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If I submit a proxy, how will my shares be voted?

If you submit a properly executed proxy card, the individuals named on the card, as your proxies, will vote your shares in the manner you indicate. If you sign and return the card without indicating your instructions, your shares will be voted for the election of the five nominees to serve on our Board of Directors and for ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm, and otherwise as recommended by the Board of Directors.

Your vote is important. Whether or not your plan to attend the meeting, we encourage you to vote by proxy as soon as possible.

My shares are held in street name. How are my shares voted if I do not return voting instructions?

Your shares may be voted if they are held in the same name of a broker or other institution, even if you do not provide the broker or other institution with voting instructions. Brokers and certain other institutions have the authority to vote shares on certain “routine” matters for which their customers do not provide voting instructions. The election of directors and the ratification of the appointment of Deloitte and Touche LLP as the independent registered public accounting firm of the Company are considered routine matters and thus may be voted on by your broker or other institution if you have not provided voting instructions within the applicable time frame.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board of Directors is set forth with the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends a vote:

•	for the election of the nominated slate of directors; and

•	for the ratification of the appointment of Deloitte & Touche LLP, as our independent registered public accounting firm.

The Board of Directors does not know of any other matters that may be brought before the Annual Meeting, nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate Board of Directors nominees. In the event that any other matter should properly come before the Annual Meeting or any Board of Directors nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

What vote is required to approve each proposal?

Election of Directors. The affirmative vote (either in person or by proxy) of a plurality of the votes cast at the Annual Meeting is required for the election of directors. This means that candidates who receive the highest number of votes are elected. Abstentions and broker non-votes are not votes cast and are not counted in determining whether a nominee is elected. A properly executed proxy marked to “Withhold Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

Other Proposals. The affirmative vote (either in person or by proxy) of a majority of the votes cast at the Annual Meeting is required for approval of the ratification of the appointment of Deloitte & Touche LLP. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matters, and thus have the same effect as negative votes. A properly marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

How are abstentions and broker non-votes counted when tabulating the vote?

Abstentions (that is, a properly executed proxy marked “ABSTAIN” with respect to a particular matter) and broker non-votes with respect to a particular matter do not count in any vote totals for or against any matter, even though the shares associated with such abstentions and broker non-votes are counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the Proxy Statement, Notice of Annual Meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

Our principal executive offices are located at 251 International Parkway, Sunrise, Florida 33325, and our telephone number is (954) 335-9100. Any shareholder of record as of the record date may look at the complete list of the shareholders entitled to vote at the Annual Meeting. The list will be available at our offices for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself.

PROPOSAL 1 – ELECTION OF DIRECTORS

Directors Standing for Election

At the Annual Meeting, the shareholders will elect five directors, each of whom will serve for a term expiring at the next Annual Meeting of Shareholders, or until his or her successor has been duly elected and qualified.

The Board of Directors has no reason to believe that any nominee will refuse or be unable to serve if elected. However, if any of them should become unavailable to serve as director, the Board of Directors may designate a substitute nominee or the number of directors may be reduced in accordance with our bylaws. If the Board of Directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

The directors standing for election are:

•	Stephen Nussdorf

•	Michael W. Katz

•	Carole Ann Taylor

•	Joseph Bouhadana

•	Paul Garfinkle

All of our director nominees are currently serving as our directors.

Executive Officers and Directors

The following are our executive officers and directors:

Name	Age	Position
Stephen Nussdorf	56	Chairman of the Board of Directors

Michael W. Katz	59	President, Chief Executive Officer and Director

Donovan Chin	41	Chief Financial Officer and Secretary

Leon Geller	52	Vice President of Purchasing, Perfumania, Inc.

Alan Grobman	37	Vice President of Logistics and Distribution, Perfumania, Inc.

Joel Lancaster	48	Vice President of Stores, Perfumania, Inc.

Carole Ann Taylor(1)(2)(3)	61	Director

Joseph Bouhadana(1)(2)(3)	37	Director

Paul Garfinkle(1)	66	Director

(1)	Member of Audit Committee. Mr. Garfinkle serves as Chairman of the Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of Stock Option Committee.

•

Stephen Nussdorf — was appointed our Chairman of the Board in February 2004. Mr. Nussdorf is one of the principal shareholders in, and an executive officer of Model Reorg, Inc. (“Model”), a New York corporation and affiliate of Quality King Distributors, Inc. (“Quality King”), and an affiliate of the Company. Model is a diversified wholesale and retail fragrance company and Quality King distributes pharmaceuticals and health and beauty care products. Model and Quality King are privately held companies. Mr. Nussdorf joined Quality King in 1972 and Model in 1996 and has served various capacities in all divisions of their businesses.

•

Michael W. Katz — joined us in February 2004 as our President, Chief Executive Officer and as a Director. Mr. Katz has served in various capacities at Model and Quality King and their affiliated companies; primarily responsible for overseeing administration, finance, mergers and acquisitions. Mr. Katz has participated in the design and implementation of the business strategy that has fostered the growth of Model and Quality King and their affiliated companies. From 1994 until 1996 he was Senior Vice President of Quality King. Since 1996 he has served as Executive Vice President of Quality King and as Executive Vice President and a Director of Model. Mr. Katz became Executive Vice President, Chief Financial Officer and Treasurer of QK Healthcare, Inc., a wholly owned subsidiary of Quality King in 2000. Mr. Katz is a Certified Public Accountant.

•

Donovan Chin — was appointed Chief Financial Officer on September 6, 2006. He also serves as the Chief Financial Officer of Perfumania, Inc., our wholly owned subsidiary (“Perfumania”). He was appointed Corporate Secretary in February 1999, director in March 1999 (through February 2004), and Chief Financial Officer of Perfumania in May 2000. He has also served as our Chief Financial Officer from February 1999 to May 2000. From May 1995 to February 1999, Mr. Chin was our Corporate Controller, and from May 1993 to May 1995 he was Assistant Corporate Controller. Previously, Mr. Chin was employed by Pricewaterhouse LLP in its Miami audit practice. Mr. Chin is a Certified Public Accountant.

•	Leon Geller — Leon Geller joined us in March 2001 as Vice President of Purchasing of Perfumania. Prior to joining us, Mr. Geller was the Executive Director of a textile distributor in Peru.

•

Alan Grobman — has served as the Vice President of Logistics and Distribution for Perfumania since February 2003. He also served as our Director of Fulfillment from November 2000 to February 2003. From March 1999 to October 2000, Mr. Grobman was Plant Manager of a Peruvian manufacturer of food and specialty packaging.

•

Joel Lancaster — has served as the Vice President of Stores for Perfumania since July 2000. He also served as our Director of Stores from August 1997 to July 2000, and as a District Supervisor from October 1995 to August 1997. Previously, Mr. Lancaster was employed by Lillie Rubin, Inc. as its National Director of Stores for four years.

•

Carole Ann Taylor — was appointed a director in June 1993. Ms. Taylor has been in the travel retail and duty free business for twenty years as owner and operator of retail locations in Miami and at Miami International Airport, including Bayside To Go, Little Havana To Go and Miami To Go. She was named 2004 International Businesswoman of the Year by the Organization of Women in International Trade and was the recipient of the 2005 City of Miami Business ICON award. Her company, Miami To Go, Inc. was named 2006 Minority Retail Firm of the Year for the Southern Region by the U.S. Small Business Administration and the U.S. Department of Commerce Minority Business Development Agency. Ms. Taylor is a member of our Audit, Compensation and Stock Option Committees.

•

Joseph Bouhadana — was appointed a director in September 2002. Mr. Bouhadana has served as Corporate Director of Technology for INTCOMEX, a large distributor of branded computer components, generic accessories and networking peripherals into the Latin America and Caribbean regions with thirteen offices in ten countries, since January 2005. He served as Vice President of Information Technology of Tutopia.com, a privately owned Internet service provider with a presence in nine countries in Latin America, from September 2000 to January 2005. Previously, Mr. Bouhadana was the Director of Information Technology of Parker Reorder, a publicly traded company specializing in hospitality business to business procurement, distribution and logistics systems. Mr. Bouhadana is also a director of Basic Services, Inc. Mr. Bouhadana is a member of our Audit, Compensation and Stock Option Committees.

•

Paul Garfinkle — joined us in February 2004. Mr. Garfinkle retired from the public accounting firm of BDO Seidman, LLP, in June 2000 after a thirty-six year career. While at BDO Seidman, LLP, Mr. Garfinkle was an audit partner and client service director for many of the firm’s most significant clients. He also served for many years as a member of the firm’s Board of Directors and, during his last six years at the firm, as National Director of Real Estate. Mr. Garfinkle is the Chairman of the Audit Committee.

Our officers serve at the discretion of the Board. Our directors hold office until the next Annual Meeting of shareholders and until their successors have been duly elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

BOARD OF DIRECTORS COMMITTEES

The Board of Directors has determined that the following three individuals of the five members of the Board of Directors are independent as defined by Nasdaq Marketplace Rules: Carole Ann Taylor, Joseph Bouhadana and Paul Garfinkle (the “Independent Board Members”). Our Board of Directors has a standing Audit Committee, Compensation Committee and Stock Option Committee.

We do not have a nominating or similar committee. The Independent Board Members perform the functions of a nominating committee including reviewing and recommending candidates for directors. If a shareholder wishes to recommend a nominee for director, written notice should be sent to the Corporate Secretary in accordance with the instructions set forth later in this proxy statement under “Shareholder Proposals for the 2008 Annual Meeting.” All recommendations should be accompanied by a complete statement of such person’s qualifications (including education, work experience, knowledge of the Company’s industry, membership on the Board of Directors of another corporation, and civic activity) and an indication of the person’s willingness to serve. The Independent Board Members will evaluate the suitability of potential candidates nominated by shareholders in the same manner as other candidates identified to the Independent Board Members. In making its nominations, the Independent Board Members identify candidates who meet the current challenges and needs of the Board of Directors. In making such decisions, the Independent Board Members consider, among other things, an individual’s business experience, industry experience, financial background and experiences and whether the individual meets the independence requirements of the Nasdaq Stock Market. The Independent Board Members use multiple sources for identifying and evaluating nominees for directors including referrals from current directors, recommendations by stockholders and input from third party executive search firms.

For the fiscal year ended February 3, 2007, Carole Ann Taylor, Joseph Bouhadana and Paul Garfinkle were the members of our Audit Committee. The Audit Committee is governed by a written charter adopted by the Board of Directors. Each of the members of the Audit Committee is independent as defined in the Marketplace Rules of The Nasdaq Stock Market. The duties and responsibilities of the Audit Committee include: (a) assisting our Board in its oversight of the integrity of our financial statements, (b) the selection and retention of our independent registered public accounting firm and any termination of engagement, (c) reviewing the scope and results of audits and other services provided by our independent registered public accounting firm, (d) reviewing our significant accounting policies and internal controls and (e) having general responsibility for all related auditing matters. The Board of Directors designated Paul Garfinkle the “audit committee financial expert” as defined by SEC rules. The Audit Committee held four meetings during the fiscal year ended February 3, 2007.

For the fiscal year ended February 3, 2007, Carole Ann Taylor and Joseph Bouhadana were the members of our Compensation Committee. The Compensation Committee reviews and approves the compensation of our executive officers, including salaries, bonuses and benefit plans. The Compensation Committee met once during the fiscal year ended February 3, 2007.

For the fiscal year ended February 3, 2007, Carole Ann Taylor and Joseph Bouhadana were the members of the Stock Option Committee. The Stock Option Committee administers our 2000 Stock Option Plan and the 2000 Directors Stock Option Plan. The Stock Option Committee held no meetings during the fiscal year ended February 3, 2007.

During the fiscal year ended February 3, 2007, our Board of Directors held five meetings. During the last fiscal year, no director attended fewer than 75 percent of (i) the meetings of our Board of Directors held during the period they served on the Board, and (ii) the meetings of committees of our Board of Directors held during the period they served on such committees.

DIRECTOR COMPENSATION

We pay each nonemployee director a $10,000 annual retainer, and reimburse their expenses in connection with their activities as directors. In addition, nonemployee directors are eligible to receive stock options under our Directors Stock Option Plan.

Our Directors Stock Option Plan currently provides for an automatic grant of options to purchase 500 shares of our common stock upon a person’s election as director and an automatic grant of options to purchase 1,000 shares of our common stock upon re-election to the Board of Directors, in both instances at an exercisable price equal to the fair market value of the common stock on the date of the option grant.

As compensation for serving on the special committee of the Board of Directors to evaluate and review the merger offer received from Model, Carole Ann Taylor, Joseph Bouhadana and Paul Garfinkle were each paid a special fee of $10,000 in February 2007. See further discussion of this merger agreement with Model at Item 13 – “Certain Relationships and Related Transactions, and Director Independence”.

The following table sets forth certain information regarding the compensation of our directors (other than directors who are also Named Executive Officers) for fiscal year 2006, which ended February 3, 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (2)	Total ($)
Carole Ann Taylor (3)	10,000	—	21,419	—	—	—	31,419
Joseph Bouhadana (3)	10,000	—	21,419	—	—	—	31,419
Paul Garfinkle (3)	10,000	—	21,419	—	—	—	31,419
Stephen Nussdorf (3)	—	—	—	—	—	—	—

(1)	Amounts listed represent the dollar amount we recognized for financial statement reporting purposes during fiscal 2006 under Financial Accounting Standards Board Statement of Financial Accounting Standard No. 123R, or SFAS No. 123R, “Share Based Payment.” Assumptions made for the purpose of computing these amounts are discussed in our Annual Report on Form 10-K for the year ended February 3, 2007 in Note 2 to Consolidated Financial Statements.

(2)	No director received any perquisites or personal benefits in excess of an aggregate $10,000 for fiscal 2006.

(3)	As of February 3, 2007, our directors have outstanding stock options in the following amounts: Carole Ann Taylor (2,000); Joseph Bouhadana (4,000); Paul Garfinkle (3,500); Stephen Nussdorf (0).

Compensation Committee Interlocks and Insider Participation

The following directors served as members of the compensation committee during fiscal year 2006: Carole Ann Taylor and Joseph Bouhadana. None of the members of the compensation committee was, at any time either during or before such fiscal year, an officer or employee of ours or any of our subsidiaries, or has any relationship requiring disclosure under Item 13, “Certain Relationships and Related Transactions, and Director Independence.”

See “Compensation Discussion and Analysis” for a description of the objectives of our compensation program and overall compensation philosophy.

PROPOSAL 2 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended February 2, 2008 (fiscal 2007). Deloitte & Touche LLP has served as our independent registered public accounting firm since fiscal year 2000. One or more representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

Principal Accountant Fees Services

The aggregate fees billed by Deloitte & Touche LLP (“Deloitte”) for fiscal years 2006 and 2005 are as follows:

Fees	Fiscal 2006	Fiscal 2005
Audit Fees (1)	$453,600	$351,500
Audit Related Fees	—	—
Tax Fees	—	—

Total Fees	$453,600	$351,500

(1)	“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated annual financial statements and the review of our interim consolidated financial statements included in quarterly reports.

There were no fees billed to us by Deloitte for services rendered, other than the services covered above under “Audit Fees” for fiscal years 2006 and 2005.

The Audit Committee has considered and has agreed that the provision of services as described above are compatible with maintaining Deloitte’s independence.

The Audit Committee pre-approves the engagement of Deloitte for all professional services. The pre-approval process generally involves the full Audit Committee evaluating and approving the particular engagement prior to the commencement of services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 2, 2008.

REPORT OF THE AUDIT COMMITTEE

The following report concerns the Audit Committee’s activities regarding oversight of our accounting, auditing and financial reporting process.

The Audit Committee is comprised of three independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market. It operates under a written charter adopted by the Board of Directors. The composition of the Audit Committee, the qualifications of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Committee reviews and assesses the adequacy of its charter on an annual basis.

As described more fully in its charter, the purpose of the Audit Committee is to act on behalf of the Board of Directors in its oversight of our internal control, accounting, auditing and financial reporting functions. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Deloitte & Touche LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of several factors, including the information it receives, discussions with management and the auditors and the experience of the Committee’s members in business, financial and accounting matters.

Among other matters, and in accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee monitors the activities and performance of our independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace our independent registered public accounting firm. The Audit Committee also reviews the results of the external audit work with regard to the adequacy and appropriateness of our financial, accounting and internal controls. Management and the independent registered public accounting firm presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm. In addition, the Audit Committee generally oversees our internal compliance programs.

In fulfilling its oversight responsibilities, the Committee reviews and discusses with both management and the Company’s independent registered public accounting firm all annual and quarterly financial statements prior to their issuance. This Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended February 3, 2007 (fiscal 2006) with management and the independent registered public accounting firm. With respect to fiscal 2006, management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Statement on Auditing Standards (“SAS”)

No. 61, “Communication with Audit Committees” as amended by SAS 90, “Audit Committee Communications”. Our independent registered public accounting firm also provided the Committee with the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence and satisfied itself as to that firm’s independence.

Following the Audit Committee’s discussions with management and the independent registered public accounting firm, the Committee recommended that the Board of Directors include the audited consolidated financial statements in our annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended February 3, 2007.

The Audit Committee

Paul Garfinkle, Chairman Joseph Bouhadana Carole Ann Taylor

EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Policy - Overview

Our overall executive compensation policy strives to support our business and financial goals by seeking to be competitive with other companies who seek the services of similarly qualified candidates and by seeking to align the interests of our executive officers with those of our shareholders.

It is our belief that compensation should be based on the level of individual job responsibility and performance and the Company’s performance during a fiscal year. Additionally, compensation should reflect the value of the individual’s job in the marketplace. In general, our executive compensation program has been designed to:

•

Attract and retain highly skilled and experienced executives by establishing a compensation program that we believe is competitive with those offered by other companies with whom we compete for management talent;

•

Provide a vehicle for compensating our executive officers by giving them the opportunity to acquire an interest in our common stock by receiving equity-based incentive compensation through the issuance of options, from time to time;

•	Establish compensation programs that are equitable internally within our organization; and

•	Provide differentiated compensation based on individual performance and contribution to our business and financial objectives.

Our Compensation Committee, comprised of some of our independent directors, is responsible for developing and approving the compensation program for our executive officers. To assist our Compensation Committee in performing its duties, our Chief Executive Officer may provide recommendations concerning the compensation of executive officers, excluding himself; and may also provide our Compensation Committee information regarding an executive officer’s performance in light of our overall business and financial results of operations. Our Compensation Committee considers, but is not bound to and does not always accept, our Chief Executive Officer’s recommendations with respect to executive compensation. While the Compensation Committee may utilize compensation survey data, including retail and other industries, which the Compensation Committee considers comparable or relevant to our own business, our Compensation Committee does not use a specific formula to set executive pay in relation to this market data; nor does our Compensation Committee utilize any formulization directly tied to our financial results of operations.

Elements of Compensation

To accomplish our executive compensation program objectives, compensation for our executive officers generally consists of the following components: base salary, annual cash bonuses, and long-term incentives and benefits. Additionally, our executive officers are entitled to other benefits that are generally available to our employees.

Base Salary

Base salaries are used to attract and retain employees by providing a portion of compensation that is not considered “at risk.” The initial base salary for each executive officer was established at the time of hire taking into account the officer’s scope of responsibilities, qualifications, experience and competitive salary information. The Compensation Committee generally reviews base salaries for our executive officers and other senior executives annually. Base salaries for ensuing years are determined based on an assessment of the executive’s performance against job responsibilities, promotions, overall Company performance and competitive salary information.

In evaluating the performance of executives other than our Chief Executive Officer, our Compensation Committee generally assesses the job performance of our executive officers, and also may consider various measures of our performance, including sales growth, earnings per share and actual results compared to budgeted amounts. Annual adjustments in base salaries, if any, have generally been made effective as of the respective executive’s anniversary hiring date.

During fiscal year 2006, the base salaries of some of our executive officers were increased in recognition of our improved financial performance in fiscal year 2005, and the demonstrated positive contributions to the financial success of our Company by these officers. Fiscal year 2006 base salary information for our Named Executive Officers is detailed in the Summary Compensation Table.

Although we do not have an employment agreement with any of our executive officers, prior to January 2004, certain of our executives did have an employment agreement with us. In accordance with the terms of those expired agreements, the base salary of those officers was contractually determined. To the extent such individuals had employment agreements that expired, the base salaries reflected in such agreements were used by us to determine the base salaries of such individuals going forward.

Annual Cash Bonuses

Annual cash incentive bonuses are intended to reflect our belief that a portion of the annual compensation of each executive officer should be contingent upon our performance and the executive’s contribution to that performance. Accordingly, our executive officers, including our Chief Executive Officer, are eligible to receive annual cash bonuses in the discretion and judgment of our Compensation Committee. Our Compensation Committee considers the executive’s primary area of responsibility, the executive’s influence on our performance, as well as our overall performance compared to our financial plan. Cash bonuses are generally paid each year upon completion of our annual audit of our results of operations for the previous fiscal year.

In fiscal year 2006, bonuses were awarded for fiscal 2005 by our Compensation Committee and are disclosed in the Summary Compensation Table. No bonuses were awarded for fiscal year 2006.

Long-Term Incentives

We strive to provide long-term incentive compensation to our executives through equity awards under our 2000 Stock Option Plan. Our Stock Option Plan provides for the granting of both “incentive stock options” (as defined in Section 422A of the Internal Revenue Code) and non-statutory stock options. We believe awards granted under our Stock Option Plan help align the interests of our employees with those of our shareholders, as stock options have value only if the Company’s stock price increases over time.

With respect to executive officers, stock options have generally been granted upon commencement of employment and on a periodic basis in connection with our performance evaluation process. Our Compensation Committee has on occasion also made grants in connection with promotions. Our Compensation Committee typically considers both the number of shares subject to proposed awards, as well as the valuation of proposed awards under the valuation method used for purposes of reporting expense associated with the awards. All equity-based awards to executive officers require the approval of our Stock Option Committee or the Compensation Committee before they are awarded or communicated to the individual.

Stock options are priced at the fair market value of our common stock on the date of grant of the award. Our executive officers do not have the ability to select or influence stock option grant dates. Stock options granted to executives generally vest in equal amounts over a period of years from the date of grant which assists in retaining key employees. Stock options generally are also forfeited three months following termination of the employee. We do not re-price options; likewise, if the stock price declines after the grant date, we do not replace options. The stock options typically expire ten years from the effective date of grant.

Outstanding stock option awards to our Named Executive Officers as of February 3, 2007 are reflected in the Outstanding Equity Awards at Fiscal Year-End Table. There were no stock option grants made during fiscal 2006 to our Named Executive Officers.

Other Compensation

Our executive officers also are eligible to participate in the health and dental coverage, life insurance, paid vacation and holiday, employee discount and other programs that are generally available to all of our employees. We also provide supplemental long-term disability insurance coverage. We believe the terms of our other compensation offered to our executive officers are comparable to those provided at comparable companies.

Deferred Compensation Plan

We do not maintain any deferred compensation plan for any of our employees, including for any of our executive officers.

Pension Benefits

We do not maintain any pension benefit plan for any of our employees, including for any of our executive officers. Thus, there are no accumulated pension benefits for any of our named executive officers.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended February 3, 2007.

Compensation Committee

Carole Ann Taylor

Joseph Bouhadana

Summary of Compensation

The following table sets forth in summary form information concerning compensation for fiscal year 2006 which ended February 3, 2007 for our Chief Executive Officer, Chief Financial Officer and three other most highly compensated executive officers, as well as a former executive officer of the Company, as required under applicable SEC rules (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total ($)
Michael W. Katz	2006	325,000	—	—	—	—	—	—	325,000
President and Chief Executive Officer
Donovan Chin	2006	234,340	8,369	—	—	—	—	—	242,709
Chief Financial Officer
Leon Geller	2006	210,227	7,650	—	—	—	—	—	217,877
Vice President of Purchasing Perfumania, Inc.
Joel Lancaster	2006	204,550	7,192	—	—	—	—	—	211,742
Vice President of Stores Perfumania, Inc.
Alan Grobman	2006	136,873	4,846	—	—	—	—	—	141,719
Vice President of Logistics and Distribution, Perfumania, Inc.

Former Executive Officer
A. Mark Young	2006	195,754	8,713	—	—	—	—	—	204,467
Former Chief Financial Officer

(1)	In accordance with the rules of the SEC, the compensation described in this table does not include perquisites and other benefits receieved by a Named Executive Officer which do not exceed $10,000 in the aggregate. No Named Executive Officer received any perquisites or personal benefits in excess of an aggregate $10,000 for fiscal 2006.

See “Compensation Discussion and Analysis” for a description of the objectives of our compensation program and overall compensation philosophy.

Salary, Bonus and Other Compensation in Proportion to Total Compensation

Salary and bonus accounted for all of the total compensation of our Named Executive Officers.

Grants of Plan-Based Awards

There were no plan-based awards granted to any Named Executive Officer during our fiscal year 2006, which ended on February 3, 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table shows all outstanding equity awards held by the Named Executive Officers at the end of our fiscal year 2006, which ended on February 3, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other RightsThat Have Not Vested ($)
Michael W. Katz	100,000	—	—	12.99	6/29/15	—	—	—	—
Donovan Chin	2,250	—	—	2.00	10/27/08	—	—	—	—
	25,000	—	—	12.52	11/1/09	—	—	—	—
Leon Geller	5,000	—	—	3.52	1/30/14	—	—	—	—
Joel Lancaster	—	—	—	—	—	—	—	—	—
Alan Grobman	—	—	—	—	—	—	—	—	—

Former Executive Officer
A. Mark Young	—	—	—	—	—	—	—	—	—

Option Exercises and Stock Vested

The following table shows all stock options exercised and the value realized upon exercise, and all stock awards vested and the value realized upon vesting, by the Named Executive Officers during our fiscal year 2006, which ended on February 3, 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael W. Katz	—	—	—	—
Donovan Chin	—	—	—	—
Leon Geller	3,110	59,308	—	—
Joel Lancaster	24,000	267,043	—	—
Alan Grobman	5,000	97,345	—	—

Former Executive Officer
A. Mark Young	50,000	366,556	—	—

Footnotes

(1)	The value realized on exercise is equal to the difference between the option exercise price and the closing price of our common stock on the date of exercise multiplied by the number of shares subject to the option, without taking into account any taxes that may be payable in connection with the transaction.

Pension Benefits/Nonqualified Deferred Compensation

No Named Executive Officer participated in any Company pension plan or nonqualified defined contribution or nonqualified deferred compensation plan during our fiscal year 2006, which ended on February 3, 2007.

Potential Payments Upon Termination or Change of Control

None of the Named Executive Officers have entered into any agreements or understandings with the Company which provide for payments or benefits to the Named Executive Officer in the event of the Named Executive Officer’s termination of employment, including a change of control. Our option awards, however, typically provide that outstanding options would vest immediately upon a change of control. None of the outstanding options issued to our Named Executive Officers are currently subject to any vesting schedule.

Generally, upon a termination of employment for any reason, each Named Executive officer would be entitled to receive a cash payment of the Named Executive Officer’s base salary through the date of termination, to the extent not paid, any accrued, but unused vacation pay and any unreimbursed business expenses. The Compensation Committee may, in its sole discretion, depending upon the circumstances of the termination of employment, pay the terminated Named Executive Officer severance in such amount as then determined by the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As reported in our form 8-K filed with the SEC on December 21, 2007, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Model Reorg, Inc. (“Model”). Our President and Chief Executive Officer, Michael W. Katz is an executive of Model, and its affiliate, Quality King Distributors, Inc. (“Quality King”) and their subsidiaries, including Quality King Fragrances, Inc.; and our principal shareholders, Stephen Nussdorf, the Chairman of our Board of Directors and Glenn Nussdorf, his brother, are shareholders and executives of Model and Quality King (the “Nussdorfs”). Model is a diversified wholesale and retail fragrance company and Quality King distributes pharmaceuticals and health and beauty care products. Pursuant to the terms of the Merger Agreement, Model will be merged into a newly formed wholly-owned subsidiary of the Company in exchange for the issuance of 5,900,000 shares of the Company’s common stock and warrants to acquire an additional 1,500,000 shares of the Company’s common stock at an exercise price of $23.94. The warrants will have a 10-year term, will not be exercisable for the first three years and will not be transferable, with limited exceptions.

The definitive Merger Agreement was reached after extensive negotiations between Model and a special committee comprised of the independent Board members of the Company, which retained independent counsel and financial advisors. The special committee received an opinion from Financo, Inc. that, as of the date of the Merger Agreement and subject to various assumptions and qualifications set forth therein, the consideration to be paid by the Company in the merger is fair to the shareholders of the Company (other than shareholders of the Company who own or whose affiliates own securities of Model) from a financial point of view.

The Merger Agreement also requires Model to refinance debt owed by Model to an affiliate of Model. The refinancing is to be through a $50 million three-year term loan from the affiliate and, if needed, a transfer of inventory from Model to the affiliate to pay any remaining balance. The new affiliate loan will be subordinated to the new secured credit facility described below.

The consummation of the Merger Agreement is subject to certain conditions, including approval by the holders of a majority of the issued and outstanding shares of the Company, expiration of the anti-trust waiting period under the Hart Scott Rodino Act, approval by NASDAQ of the listing of the shares to be issued, and the availability of a new $280 million secured credit facility to replace the Company’s and Model’s existing third party credit facilities. In connection with the proposed merger, the Company will file a proxy statement and other documents with the Securities and Exchange Commission with respect to a special meeting to be held in the future regarding the transaction. This Proxy Statement with respect to our Annual Meeting is not meant to nor should it be construed by any shareholder as any form of solicitation with respect to any action to be taken in the future with respect to the proposed merger.

Following the merger, the Nussdorfs, who currently own approximately 36% of the Company’s outstanding common stock, would own approximately 71% of the Company’s outstanding common stock. Giving effect to the conversion of the $5 million subordinated convertible note currently held by them and the exercise of the warrants to be issued to them in the transaction, but not assuming the exercise of any outstanding options held by the Company’s officers and directors, the Nussdorfs would own approximately 75% of the Company’s common stock.

With respect to related party transactions, as described below, pursuant to which we purchase or sell merchandise from or to companies in which the Nussdorfs are affiliated, our Audit Committee reviews on a quarterly basis the related party transactions in the aggregate between us and such company, to determine the reasonableness of the transactions as compared to third party transactions. We do not have any written policies or procedures specifically addressing such related party transactions with companies affiliated with the Nussdorfs. Our Audit Committee in reviewing such transactions considers, among other factors, the gross margin of product sales, the payment and credit terms of the transactions, and the turnover of inventory of product purchases. Our Audit Committee in ratifying such transactions has considered the commercial reasonableness of their terms.

During fiscal year 2006, we purchased approximately $32,385,000 of merchandise from Model and its subsidiaries, representing approximately 23% of our total purchases, and sold approximately $13,624,000 of different merchandise to Model and its subsidiaries, which represented 99% of our wholesale sales. There were approximately $30,547,000 and $41,748,000 of purchases from Model and its subsidiaries and approximately $17,853,000 and $23,570,000 of merchandise sales to Model and its subsidiaries during fiscal years 2005 and 2004, respectively. The wholesale sales made to Model and its subsidiaries result from our supplier relationships and our ability to obtain certain merchandise at better prices and in greater quantities than Model and its subsidiaries are able to achieve. The amounts due to Model and its subsidiaries at February 3, 2007 and January 28, 2006, were approximately $16,897,000 and $17,240,000 respectively. Accounts payable due to Model and its subsidiaries are non-interest bearing.

Purchases of products from Parlux Fragrances, Inc. (“Parlux”) amounted to approximately $17,644,000, $23,004,000, and $38,360,000 in fiscal years 2006, 2005 and 2004, representing approximately 12%, 18% and 20%, respectively, of our total purchases. In fiscal year 2006, Parlux sold all 378,102 shares of our common stock that it had previously owned. Until February 2007, Ilia Lekach, our former Chairman and Chief Executive officer, served as the Chairman of the Board of Directors and Chief Executive Officer of Parlux. The amount due to Parlux on February 3, 2007 and January 28, 2006, was approximately $7,213,000 and $9,666,000, respectively. Accounts payable due to Parlux are non-interest bearing, and purchases are generally payable in 90 days. However, due to the seasonality of our business, these terms are generally extended. These related party accounts are historically brought closer to terms at the end of the holiday season, however, we are dependent upon these extended terms for much of our liquidity during the year.

On August 2, 2007, the Company entered into an Information Technology Services Agreement (the “Services Agreement”) with Model and its subsidiaries, whereby among other services, the Company will manage and monitor the IT systems of Model in exchange for a monthly service fee of $25,000. The Services Agreement terminates 30 days after the effective date of the Merger Agreement discussed above, or if such Merger Agreement is not consummated on or before December 31, 2008, either party may terminate 30 days after providing written notice of termination.

Glenn Nussdorf currently beneficially owns approximately 12% of Parlux’s outstanding common stock, and three of his nominees were appointed to the Parlux Board, with one of these Board members currently serving as Parlux’s Chief Executive Officer.

It is our policy that all related party transactions be disclosed to our audit committee for review.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and beneficial holders of more than 10% of any class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such equity securities. Based upon a review of such forms furnished to us or representations from reporting persons stating that they were not required to file these forms, we believe that during fiscal 2006, all Section 16(a) filing requirements were satisfied on a timely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of common stock beneficially owned as of December 28, 2007 by: (a) each of our directors and nominees for director, (b) each of our executive officers named in the Executive Compensation Table, as described below, (c) all of our directors and executive officers as a group and (d) each person known by us to beneficially own more than 5% of our outstanding common stock. Unless otherwise provided, the address of each holder is c/o E Com Ventures, Inc., 251 International Parkway, Sunrise, Florida, 33325.

Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Total Number of Shares Beneficially Owned		Percent of Shares Outstanding
Stephen Nussdorf	1,557,589	(1)(2)(4)(7)	44.5%
Michael W. Katz	100,000	(1)(3)	3.2%
Donovan Chin	27,250	(1)(3)	*
Joseph Bouhadana	4,000	(1)(3)	*
Paul Garfinkle	3,500	(1)(3)	*
Carole A. Taylor	2,000	(1)(3)	*
Leon Geller	0	(1)(3)	*
Alan Grobman	0	(1)(3)	*
Joel Lancaster	0	(1)(3)	*
Jeffrey L. Feinberg	604,904	(1)(5)	19.8%
Slater Capital Management, L.L.C.	155,000	(1)(6)	5.1%
All directors and executive officers as a group (9 persons)	1,694,339		46.5%

*	Less than 1%.

(1)	For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Exchange Act; the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of the Exchange Act. Under the rules of the Securities and Exchange Commission, a person is deemed to be a “beneficial owner” of a security if he or she has or shares the power to vote or direct the voting of such security or the power to dispose of or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.

(2)	The principal business address of Stephen Nussdorf is 2060 Ninth Avenue, Ronkonkoma, New York 11779.

(3)	With respect to the specified beneficial owner, includes shares of common stock issuable upon the exercise of stock options currently exercisable or exercisable within 60 days of December 28, 2007 in the following amounts: Michael W. Katz (100,000); Donovan Chin (27,250); Joseph Bouhadana (4,000); Paul Garfinkle (3,500); and Carole A. Taylor (2,000).

(4)	Includes 444,445 shares of common stock issuable on conversion of a $5,000,000 Subordinated Convertible Note issued by the Company to the Nussdorfs in December 2004

(5)

The Form 4 filed by Jeffrey L. Feinberg on August 20, 2007 indicates that, as of August 16, 2007, Mr. Feinberg has indirect ownership of 604,904 shares. The Form 4 indicates that the shares are held in the accounts of private investment vehicles over which Mr. Feinberg has investment discretion by virtue of his positions in the general partner or investment manager, as applicable, of said entities. Previously, Mr.

Feinberg filed a Schedule 13G with the SEC on February 13, 2007 indicating that, as of December 31, 2006, Mr. Feinberg had shared voting power to direct the voting and the disposition of 587,976 shares. He is the Managing Member of JLF Asset Management, L.L.C., JLF Partners I, L.P. and JLF Offshore Fund, Ltd., with whom he shares voting power of the above shares. The address of Jeffrey L. Feinberg, JLF Asset Management, L.L.C., JLF Partners I, L.P. and JLF Offshore Fund, Ltd., as reported in their Schedule 13G is 2775 Via de la Valle, Suite 204, Del Mar, California 92014.

(6)

The Schedule 13G filed with the SEC by Slater Capital Management, L.L.C. on April 10, 2007 indicates that, as of April 2, 2007, Slater Capital Management, L.L.C. had shared voting power with Steven L. Martin to direct the voting and disposition of 155,000 shares. Mr. Martin is the manager and controlling owner of Slater Capital Management, L.L.C., which is an investment advisor to two private investment funds. The principal business office of the filers as indicated by the Schedule 13G is 825 Third Avenue, 33rd Floor, New York, New York 10022.

(7)	Stephen Nussdorf beneficially owns his shares with his brother Glenn Nussdorf.

OTHER BUSINESS

We know of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

CONTACTING THE BOARD OF DIRECTORS

Shareholders who wish to communicate with the Board of Directors may do so by writing to Board of Directors, E Com Ventures, Inc., 251 International Parkway, Sunrise, Florida 33325. Such communications will be reviewed by the Secretary of the Company, who shall remove communications relating to solicitations, junk mail, or other correspondence relating to customer service issues. All other communications shall be forwarded to the Board of Directors or specific members of the Board, as appropriate or as requested in the shareholder communication. The Company encourages, but does not require, that all members of the Board of Directors attend annual meetings of the Company.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Shareholder proposals intended to be presented at our 2008 Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by our Corporate Secretary at the address below by September 12, 2008 for inclusion in our Proxy Statement and form of proxy relating to such Annual Meeting. Any Shareholder proposal submitted other than for inclusion in our proxy materials for that meeting must be delivered to us no later than November 26, 2008, or such proposal will be considered untimely. If a shareholder proposal is received after November 26, 2008, we may vote in our discretion as to the proposal all of the shares for which we have received proxies for the 2008 Annual Meeting of Shareholders.

Send all proposals or nominations to Donovan Chin, Secretary, E Com Ventures, Inc., 251 International Parkway, Sunrise, Florida 33325.

E COM VENTURES, INC.

251 International Parkway

Sunrise, Florida 33325

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORS

The undersigned holder of common stock of E Com Ventures, Inc., a Florida corporation (the “Company”), hereby appoints Donovan Chin and Joseph Bouhadana, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company held of record by the undersigned at the close of business on December 14, 2007 at the Company’s Annual Meeting of Shareholders, to be held on Thursday, January 31, 2008, at 2:00 p.m. at the E Com Ventures, Inc. Corporate Office, 251 International Parkway, Sunrise, Florida 33325, and at any adjournments or postponements thereof.

PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

☒	PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.	Election of Directors.

Vote for all Nominees Listed Below (except as written below)

☐

Vote Withheld from all Nominees

☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN THIS PROPOSAL NO. 1.

NOMINEES:	Stephen Nussdorf
Michael W. Katz
Carole Ann Taylor
Joseph Bouhadana
Paul Garfinkle

(Instruction: To withhold authority for an individual nominee, write that nominee’s name on the line provided below.)

__________________________

2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

☐ For	☐ Against	☐ Abstain

3.	In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

DATE

SIGNATURE

SIGNATURE (If held jointly)

Note: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the Annual Meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.